UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 28, 2005
                                                          --------------

                                    NIC INC.
             (Exact name of registrant as specified in its charter)


            Colorado                      000-26621              52-2077581
            --------                      ---------              ----------
 (State or other jurisdiction            (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2005, NIC Inc. issued a press release announcing that it will postpone its first quarter 2005 earnings announcement and conference call in order to allow additional time for the Company to address a change in management approach in the California Secretary of State software and services engagement. A copy of the press release is furnished to the United States Securities and Exchange Commission with this report on Form 8-K as Exhibit 99.

ITEM 7.01         REGULATION FD DISCLOSURE

On April 28, 2005, NIC Inc. issued a press release announcing that it will postpone its first quarter 2005 earnings announcement and conference call in order to allow additional time for the Company to address a change in management approach in the California Secretary of State software and services engagement. A copy of the press release is furnished to the United States Securities and Exchange Commission with this report on Form 8-K as Exhibit 99.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated April 28, 2005, announcing that it will postpone its first quarter 2005 earnings announcement and conference call in order to allow additional time for the Company to address a change in management approach in the California Secretary of State software and services engagement, furnished solely for purposes of incorporation by reference to Items
2.02 and 7.01 herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NIC Inc.

Date: April 28, 2005                    /s/ Stephen M. Kovzan
                                        ---------------------
                                        Stephen M. Kovzan
                                        Vice President, Financial Operations
                                        Chief Accounting Officer